UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2010
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REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Compensatory Arrangements of Certain Officers

(e) Redwood Trust, Inc. held its Annual Meeting of Stockholders on May 18, 2010.  During the Annual Meeting, stockholders voted to approve an amendment to the 2002 Redwood Trust, Inc. Incentive Plan (the “Plan”).  The only material difference between the existing Plan and the amended Plan is the number of shares available for issuance under the Plan. The amendment to the Plan increased by 1,450,000 shares the number of shares available for issuance under the Plan.  A copy of the amended Plan is attached hereto as Exhibit 10.1.  This amendment was previously approved by our Board of Directors.

Item 5.07.  Submission of Matters to a Vote of Security Holders

Redwood Trust, Inc. held its Annual Meeting of Stockholders on May 18, 2010. There were 77,750,697 shares of Redwood Trust, Inc. common stock entitled to vote at the meeting.

During the Annual Meeting, stockholders voted to elect Richard D. Baum, Mariann Byerwalter, and Jeffrey T. Pero as Class I directors to serve on the Board of Directors until the Annual Meeting of Stockholders in 2013 and until their successors are duly elected and qualified.  The stockholders’ votes with respect to the election of directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Richard D. Baum	55,041,416	883,167	15,963,665
Mariann Byerwalter	52,623,844	3,300,739	15,963,665
Jeffrey T. Pero	54,147,975	1,776,608	15,963,665

In addition, during the Annual Meeting, stockholders voted to approve an amendment to the 2002 Redwood Trust, Inc. Incentive Plan (the “Plan”).  The only material difference between the existing Plan and the amended Plan is the number of shares available for issuance under the Plan. The amendment to the Plan increased by 1,450,000 shares the number of shares available for issuance under the Plan.  A copy of the amended Plan is attached hereto as Exhibit 10.1.  The stockholders’ votes with respect to the amendment to the Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
52,853,352	2,913,579	157,652	15,963,665

In addition, during the Annual Meeting, stockholders voted to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2010. The stockholders’ votes with respect to the ratification of Grant Thornton LLP as our independent registered public accounting firm were as follows:

For	Against	Abstentions	Broker Non-Votes
71,697,425	82,299	108,524	—

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	2002 Redwood Trust, Inc. Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2010	REDWOOD TRUST, INC.

	By:	Andrew P. Stone
Name: Andrew P. Stone
Title: General Counsel and Secretary

Exhibit Index

Exhibit No .	Exhibit Title

10.1	2002 Redwood Trust, Inc. Incentive Plan, as amended